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                                           497(e) File Nos. 2-90519 and 811-4007

Supplement  dated August 24, 1998 to Prospectus dated March 2, 1998

CitiFunds(SM) Small Cap Growth Portfolio

The third paragraph appearing in the "Management -- Investment Manager" section on page 14 is deleted and replaced with the following:

Lawrence P. Keblusek, U.S. Chief Investment Officer of Citibank since 1995, has been the portfolio manager of the Fund since August 1998. Prior to joining Citibank in 1995, Mr. Keblusek, who has 25 years experience in the investment management industry, was Senior Vice President and Director of Portfolio Management for The Northern Trust Company with responsibility for investment performance in the organization's High Net Worth, Corporate and Institutional and Mutual Fund Group. Earlier in his career, Mr. Keblusek held senior investment positions with Maryland National Bank and the National Bank of Washington.